LOAN AGREEMENT, WAIVER AND AMENDMENT NO. 2, dated as of February 3, 2011 (this “Agreement”), to the Existing Credit Agreement referred to below among BAH Borrower Corporation, a Delaware corporation (the “BAH Borrower”), Holdings (as defined below), the Borrower (as defined below), the Administrative Agent (as defined below), the Collateral Agent (as defined below), the Issuing Lender (as defined below), the Swingline Lender (as defined below), the other Loan Parties and the Lenders party hereto.

WHEREAS, pursuant to the Credit Agreement dated as of July 31, 2008 (as previously amended and restated on December 11, 2009, the “Existing Credit Agreement”), among BOOZ ALLEN HAMILTON INVESTOR CORPORATION (formerly known as Explorer Investor Corporation), a Delaware corporation (“Holdings”), BOOZ ALLEN HAMILTON INC. (as successor to Explorer Merger Sub Corporation), a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch), as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent (in such capacity, the “Collateral Agent”), Issuing Lender (in such capacity, the “Issuing Lender”) and Swingline Lender (in such capacity, the “Swingline Lender”), MERRIL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (as successor to Banc of America Securities LLC) and CREDIT SUISSE SECURITIES (USA) LLC as Joint Lead Arrangers, MERRIL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (as successor to Banc of America Securities LLC), CREDIT SUISSE SECURITIES (USA) LLC, BARCLAYS CAPITAL, GOLDMAN SACHS CREDIT PARTHERS L.P. and MORGAN STANLEY SENIOR FUNDING, INC. as Joint Bookrunners and SUMITOMO MITSUI BANKING CORPORATION as Co-Manager, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower.

WHEREAS, the BAH Tranche A Term Lenders have agreed to make BAH Tranche A Term Loans in an aggregate principal amount of $500,000,000, the BAH Tranche B Term Lenders have agreed to make BAH Tranche B Term Loans in an aggregate principal amount of $500,000,000 and the Additional Revolving Lenders have agreed to provide Additional Revolving Commitments in an aggregate amount equal to $30,000,000, in each case on the terms and conditions set forth herein; and

WHEREAS, the net proceeds from the BAH Tranche A Term Loans and BAH Tranche B Term Loans shall through a series of intercompany transfers be contributed to the Borrower and used by the Borrower to repay and refinance existing Indebtedness under the Existing Credit Agreement and the Mezzanine Credit Agreement (collectively, the “Refinancing Transactions”); and

WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement in connection with the Refinancing Transactions; and

WHEREAS, the Borrower and the Lenders have agreed to amend and restate the Existing Credit Agreement, amend the Guarantee and Collateral Agreement and waive the Existing Defaults on the terms and conditions contained herein.

NOW, THEREFORE, the Borrower, the BAH Borrower, the Guarantors, the Lenders, the Administrative Agent, the Collateral Agent, the Issuing Lender and the Swingline Lender hereby agree as follows:

ARTICLE 1

Definitions

Section 1.1. Defined Terms. Terms defined in the Amended and Restated Credit Agreement (as defined in Section 2.1 hereof) and used herein shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement, unless otherwise defined herein or the context otherwise requires. As used in this Agreement, the terms listed in this Section 1.1 shall have the meanings set forth in this Section 1.1:

“BAH Lenders”: the collective reference to the BAH Tranche A Term Lenders and the BAH Tranche B Term Lenders.

“BAH Term Loans”: the collective reference to the BAH Tranche A Term Loans and the BAH Tranche B Term Loans.

“BAH Tranche A Term Commitment”: as to any BAH Tranche A Term Lender, the obligation of such BAH Tranche A Term Lender to make a BAH Tranche A Term Loan to the BAH Borrower in the principal amount set forth under the heading “BAH Tranche A Term Commitment” opposite such BAH Tranche A Term Lender’s name on Schedule 3.1 to this Agreement. The original aggregate amount of the BAH Tranche A Term Commitments is $500,000,000.

“BAH Tranche A Term Lender”: each BAH Lender that has a BAH Tranche A Term Commitment or that holds a BAH Tranche A Term Loan.

“BAH Tranche A Term Loan”: as defined in Section 3.1.

“BAH Tranche B Term Commitment”: as to any BAH Tranche B Term Lender, the obligation of such BAH Tranche B Term Lender to make a BAH Tranche B Term Loan to the BAH Borrower in the principal amount set forth under the heading “BAH Tranche B Term Commitment” opposite such BAH Tranche B Term Lender’s name on Schedule 3.1 to this Agreement. The original aggregate amount of the BAH Tranche B Term Commitments is $500,000,000.

“BAH Tranche B Term Lender”: each BAH Lender that has a BAH Tranche B Term Commitment or that holds a BAH Tranche B Term Loan.

“BAH Tranche B Term Loan”: as defined in Section 3.1.

“Effective Date”: as defined in Section 4.1.

“Existing Defaults”: as defined in Section 2.4.

ARTICLE 2

Amendments and Waivers

Section 2.1. Amended and Restated Credit Agreement. As of the Effective Date, the Existing Credit Agreement is hereby amended and restated in its entirety, in the form attached hereto as Exhibit A (the “Amended and Restated Credit Agreement”).

Section 2.2. Amendment of Schedules. As of the Effective Date, the Schedules to the Existing Credit Agreement are hereby amended and restated in their entirety, in the forms attached hereto as Exhibit B.

Section 2.3. Amendment of the Guarantee and Collateral Agreement. As of the Effective Date, the Guarantee and Collateral Agreement is hereby amended as follows:

Section 2.3.1 Section 1.1(b) of the Guarantee and Collateral Agreement is hereby amended as follows:

Section 2.3.1.1 by adding the following new definition, to appear in proper alphabetical order:

“Borrower Foreign Currency L/C Agreement Obligations”: the collective reference to all obligations and liabilities of the Borrower and any other Loan Party (including, without limitation, interest accruing at the then applicable rate provided in any Specified Foreign Currency L/C Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) to any Lender or any Affiliate of any Lender (or any Lender or any Affiliate thereof at the time such Specified Foreign Currency L/C Agreement was entered into) (each, a “Foreign Currency L/C Provider”), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, in each case, which may arise under, out of, or in connection with, any Specified Foreign Currency L/C Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Lender or Affiliate thereof that are required to be paid by the Borrower and/or such other Loan Party, as the case may be, pursuant to the terms of any Specified Foreign Currency L/C Agreement) so long as, unless the Collateral Agent agrees otherwise, the relevant Foreign Currency L/C Provider executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which the relevant Foreign Currency L/C Provider (i) appoints the Administrative Agent as its agent under the applicable Specified Foreign Currency L/C Agreement and (ii) agrees to be bound by the provisions of Section 9.3, 9.7, 10.11 and 10.12 of the Credit Agreement.

Section 2.3.1.2 by inserting “(each, a “Hedge Provider”)” immediately following the parenthetical “(or any Lender or any Affiliate thereof at the time such Specified Hedge Agreement was entered into)” in the definition of “Borrower Hedge Agreement Obligations.”

Section 2.3.1.3 by amending and restating the definition of “Borrower Obligations” in its entirety as follows:

“Borrower Obligations”: the collective reference to (i) the Borrower Credit Agreement Obligations, (ii) the Borrower Hedge Agreement Obligations, (iii) the Borrower Foreign Currency L/C Obligations and (iv) the Borrower Cash Management Obligations, but, as to clauses (ii), (iii) and (iv) hereof, only to the extent that, and only so long as, the Borrower Credit Agreement Obligations are secured and guaranteed pursuant hereto.

Section 2.3.1.4 by deleting “$2,500,000” in the definition of “Material Government Contracts” and replacing it with “$5,000,000.”

Section 2.3.2 Section 2.1(d), Section 2.1(e), Section 2.3, the preamble to Section 5, Section 6.5(ii) and Section 8.15(a), are each hereby amended by deleting the parenthetical “(other than Borrower Hedge Agreement Obligations, Borrower Cash Management Obligations and contingent or indemnification obligations not then due)” and replacing it with “(other than Borrower Hedge Agreement Obligations, Borrower Foreign Currency L/C Obligations, Borrower Cash Management Obligations and contingent or indemnification obligations not then due).”

Section 2.3.3 Section 8.15(b) is hereby amended by inserting the following phrase at the end of the first sentence thereof “, including, for the avoidance of doubt, notices of termination of the assignment and other related documents with respect to any Property for which an assignment has been made pursuant to any of the Loan Documents (including pursuant to Section 5.3 of this Agreement) which is being sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement.”

Section 2.4. Waiver. The Required Lenders, the Administrative Agent and Collateral Agent hereby waive:

Section 2.4.1 any Default or Event of Default that has arisen or may arise under the Loan Documents, including without limitation, Defaults or Events of Default under Sections 6.2(b), 6.7, 6.8 or 7.16 of the Existing Credit Agreement, by reason of the failure of the Borrower to notify the Administrative Agent and the Collateral Agent that the name of Aestix, Inc., a Loan Party, was changed on February 24, 2010, to Booz Allen Hamilton International, Inc. or the Borrower’s failure to deliver to the Collateral Agent financing change statements under the Uniform Commercial Code to maintain the validity, perfection and priority of the security interest in Booz Allen Hamilton International, Inc. and its property constituting Collateral under the Security Documents (collectively, the “Existing Defaults”).

Section 2.4.2 any failure of any representation or warranty made by the Borrower pursuant to Section 5.2 of the Credit Agreement to be true and correct as a result of any of the Existing Defaults.

ARTICLE 3

BAH Tranche A Term Loans, BAH Tranche B Term Loans and Additional Revolving Commitments

Section 3.1. BAH Term Commitments. Subject to the terms and conditions hereof, (a) each BAH Tranche A Term Lender severally agrees to make a term loan (a “BAH Tranche A Term Loan”) in Dollars to the BAH Borrower on the Effective Date in the amount of the BAH Tranche A Term Commitment of such BAH Tranche A Term Lender and (b) each BAH Tranche B Term Lender severally agrees to make a term loan (a “BAH Tranche B Term Loan”) in Dollars to the BAH Borrower on the Effective Date in the BAH Tranche B Term Commitment of such BAH Tranche B Term Lender.

Section 3.2. Procedure for BAH Term Loan Borrowing. The BAH Borrower shall give the Administrative Agent irrevocable written notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, two Business Days prior to the anticipated Effective Date) requesting that the applicable BAH Lenders make the applicable BAH Term Loans on the Effective Date and specifying the amount to be borrowed and the requested Interest Period, if applicable. Upon receipt of such notice the Administrative Agent shall promptly notify each applicable BAH Lender thereof. Subject to satisfaction of the conditions set forth in Section 4.1, not later than 11:00 A.M., New York City time, on the Effective Date each applicable BAH Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the BAH Term Loan or BAH Term Loans to be made by such BAH Lender on such date. The Administrative Agent shall credit the account designated in writing by the BAH Borrower to the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the BAH Lenders in immediately available funds. It being understood that on the Effective Date, (a) BAH Borrower will contribute the net proceeds of the BAH Term Loans to Holdings as common equity, (b) Holdings will contribute all such proceeds received by it to the Borrower as common equity and (c) the Borrower will apply all such proceeds in accordance with Section 6.9 of the Amended and Restated Credit Agreement.

Section 3.3. Terms of BAH Term Loans. Before and until all of the outstanding Terms Loans (as defined in the Existing Credit Agreement) have been repaid in full, the BAH Tranche A Term Loans and the BAH Tranche B Term Loans will be governed by the terms of the Amended and Restated Credit Agreement applicable to Tranche A Term Loans and Tranche B Term Loans, respectively, whether or not the Amended and Restated Credit Agreement is then in effect. On the Effective Date upon the repayment in full of all of the outstanding Term Loans (as defined in the Existing Credit Agreement) and the effectiveness of the amendments set forth in Article 2, (a) the BAH Borrower hereby irrevocably assigns to the Borrower, and the Borrower hereby irrevocably assumes from BAH Borrower, all of BAH Borrower’s rights and obligations in respect of the BAH Term Loans hereunder, (b) the BAH Tranche A Term Loan of each BAH Tranche A Term Lender shall become a Tranche A Term Loan under the Amended and Restated Credit Agreement, and each BAH Tranche A Term Lender shall be deemed to be a party to, and a Tranche A Term Lender, under the Amended and Restated Credit Agreement and (c) the BAH Tranche B Term Loan of each BAH Tranche B Term Lender shall become a Tranche B Term Loan under the Amended and Restated Credit Agreement, and each BAH Tranche B Term Lender shall be deemed to be a party to, and a Tranche B Term Lender, under the Amended and Restated Credit Agreement.

Section 3.4. Additional Revolving Commitments. On the Effective Date upon effectiveness of the amendments set forth in Article 2, (i) the Revolving Commitment of each Additional Revolving Lender that has an Existing Revolving Commitment shall be automatically and without further action increased by an amount equal to such Additional Revolving Lender’s Additional Revolving Commitment and (ii) each Additional Revolving Lender that does not have an Existing Revolving Commitment shall automatically and without further action be deemed to be a party to, and a Revolving Lender under, the Amended and Restated Credit Agreement with a new Revolving Commitment in an amount equal to such Revolving Lender’s Additional Revolving Commitment. Immediately after giving effect to the increase in the Revolving Commitments on the Effective Date (as contemplated by the immediately preceding sentence), the Revolving Commitments of each Lender whose Revolving Commitments exceed the amount set forth opposite its name on Schedule 3.4 (each, an “Assigning Lender”) shall be automatically assigned to Lenders whose Revolving Commitments are less than the amount set forth opposite their names on Schedule 3.4 (each, an “Assuming Lender”) and each Assuming Lender shall automatically have assumed Revolving Commitments from the Assigning Lenders, in each case, in an amount sufficient so that the Revolving Commitments of each Lender is equal to the amount set forth opposite its name on Schedule 3.4.

ARTICLE 4

Conditions

Section 4.1. Conditions to BAH Loan Effectiveness and Waivers. This Agreement and the obligations of each BAH Lender to make BAH Term Loans hereunder shall become effective as of the date (the “Effective Date”) on which:

Section 4.1.1 Agreement. The Administrative Agent shall have received this Agreement, executed and delivered by the BAH Borrower, the Borrower, each Guarantor, the Collateral Agent, the Issuing Lender, the Swingline Lender, each Lender holding Revolving Commitments under the Existing Credit Agreement, each BAH Term Lender and each Additional Revolving Lender;

Section 4.1.2 No Default. No Default or Event of Default (other than the Existing Defaults) shall exist as of the Effective Date, both immediately before and immediately after giving effect to this Agreement and the borrowing of the BAH Tranche A Term Loans and the BAH Tranche B Term Loans, and the making of the Additional Revolving Commitments;

Section 4.1.3 Representations and Warranties. All of the representations and warranties (other than representations and warranties which are not true and correct as a result of matters described in Section 2.4 hereof) contained in the Loan Documents and in Sections 5 and 6 of this Agreement shall be true and correct in all material respects on the Effective Date, both immediately before and immediately after giving effect to this Agreement and the borrowing of the BAH Tranche A Term Loans and the BAH Tranche B Term Loans and the making of the Additional Revolving Commitments, with the same effect as though such representations and warranties had been made on and as of the Effective Date (unless such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date);

Section 4.1.4 Borrowing Notice. The Administrative Agent shall have received a notice of Borrowing from the BAH Borrower pursuant to Section 3.2 of this Agreement with respect to the BAH Tranche A Term Loans and BAH Tranche B Term Loans;

Section 4.1.5 Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced at least 3 Business Days prior to the Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent) required to reimbursed or paid by the Borrower hereunder or under any other Loan Document;

Section 4.1.6 Legal Opinions. The Administrative Agent shall have received an executed legal opinion of (i) Debevoise & Plimpton LLP, special New York counsel to the Loan Parties, substantially in the form of Exhibit D-1 and (ii) Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Loan Parties, substantially in the form of Exhibit D-2;

Section 4.1.7 Closing Certificate. The Administrative Agent shall have received a certificate of BAH Borrower, the Borrower and each of the other Loan Parties, dated as of the Effective Date, each substantially in the form of Exhibit E, with appropriate insertions and attachments; and

Section 4.1.8 USA Patriot Act. The Lenders shall have received from the BAH Borrower and each of the Loan Parties documentation and other information requested by any Lender no less than 10 calendar days prior to the Effective Date that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act.

Section 4.1.9 Financing Statement. A UCC-1 financing statement naming Booz Allen Hamilton International, Inc., as debtor and Credit Suisse AG, Cayman Islands Branch, as secured party, shall have been filed with Secretary of State of Delaware.

Section 4.2. Amendment and Restatement Effectiveness. Each of the amendments set forth in Sections 2.1, 2.2 and 2.3 and each of the waivers set forth in Section 2.4 shall become effective on the Effective Date immediately following the repayment in full of all of the outstanding Term Loans (as defined in the Existing Credit Agreement).

ARTICLE 5
Representations and Warranties of Borrower

Section 5.1. Representations and Warranties; No Default. In order to induce the Lenders to enter into this Agreement and to make the BAH Tranche A Term Loans, the BAH Tranche B Term Loans and the Additional Revolving Commitments, the Borrower hereby represents and warrants that:

Section 5.1.1 no Default or Event of Default (other than the Existing Defaults) exists as of the Effective Date, both immediately before and immediately after giving effect to this Agreement and the borrowing of the BAH Tranche A Term Loans and the BAH Tranche B Term Loans, and the making of the Additional Revolving Commitments; and

Section 5.1.2 all of the representations and warranties (other than the representations and warranties which are not true and correct as a result of matters described in Section 2.4) contained in the Amended and Restated Credit Agreement and in the other Loan Documents are true and correct in all material respects on the Effective Date, both immediately before and immediately after giving effect to this Agreement and the borrowing of the BAH Tranche A Term Loans and the BAH Tranche B Term Loans and the making of the Additional Revolving Commitments, with the same effect as though such representations and warranties had been made on and as of the Effective Date (unless such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).

ARTICLE 6
Representations and Warranties of BAH Borrower

Section 6.1. Representations and Warranties. In order to induce the Lenders to enter into this Agreement and to make the BAH Tranche A Term Loans, the BAH Tranche B Term Loans and the Additional Revolving Commitments, the BAH Borrower hereby represents and warrants that:

Section 6.1.1 Existence; Compliance with Law. BAH Borrower (a) (i) is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) has the corporate power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect and (b) is in compliance with all Requirements of Law except to the extent that any such failure to comply therewith would not have a Material Adverse Effect.

Section 6.1.2 Corporate Power; Authorization; Enforceable Obligations.

Section 6.1.2.1 BAH Borrower has the corporate power and authority to make, deliver and perform this Agreement and to borrow hereunder. BAH Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and to authorize the extensions of credit on the terms and conditions of this Agreement.

Section 6.1.2.2 No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority is required in connection with the extensions of credit hereunder or the execution, delivery, performance, validity or enforceability of this Agreement, except (i) consents, authorizations, filings and notices described in Schedule 4.4 to the Amended and Restated Credit Agreement, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect or the failure to obtain which would not reasonably be expected to have a Material Adverse Effect and (ii) the filings referred to in Section 4.17 of the Amended and Restated Credit Agreement.

Section 6.1.2.3 This Agreement has been duly executed and delivered on behalf of BAH Borrower. This Agreement constitutes a legal, valid and binding obligation of BAH Borrower, enforceable against BAH Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing.

Section 6.1.3 No Legal Bar. The execution, delivery and performance of this Agreement by BAH Borrower, the borrowings hereunder and the use of the proceeds thereof will not (a) violate the organizational or governing documents of BAH Borrower, (b) except as would not reasonably be expected to have a Material Adverse Effect, violate any Requirement of Law binding on BAH Borrower or any Contractual Obligation of BAH Borrower or (c) except as would not have a Material Adverse Effect, result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens permitted by Section 7.3 of the Amended and Restated Credit Agreement).

Section 6.1.4 Investment Company Act. BAH Borrower is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

ARTICLE 7
Covenant

Section 7.1. BAH Borrower and Holdings covenant and agree to use their respective best efforts to cause the BAH Merger to take place on the Effective Date following the effectiveness of the Amended and Restated Credit Agreement.

ARTICLE 8
Miscellaneous

Section 8.1. Security.

Section 8.1.1 The Borrower acknowledges that (i) the Tranche A Term Loans, the Tranche B Term Loans and any Revolving Loans and Reimbursement Obligations in respect of Additional Revolving Commitments constitute Borrower Obligations (as defined in the Guarantee and Collateral Agreement), (ii) the Guarantee and Collateral Agreement, as amended hereby, shall continue to be in full force and effect and (iii) all Liens granted by the Borrower as security for the Borrower Obligations pursuant to the Guarantee and Collateral Agreement, as amended hereby, continue in full force and effect.

Section 8.1.2 Each Guarantor acknowledges that (i) the Tranche A Term Loans, the Tranche B Term Loans and any Revolving Loans and Reimbursement Obligations in respect of Additional Revolving Commitments constitute Borrower Obligations (as defined in the Guarantee and Collateral Agreement) and (ii) notwithstanding the execution and delivery of this Agreement and the amendment and restatement of the Existing Credit Agreement pursuant hereto, (a) the Guarantee and Collateral Agreement, as amended hereby, shall continue to be in full force and effect, (b) the Guarantor Obligations of such Guarantor are not impaired or, except as expressly set forth herein, affected and (c) all guarantees made by such Guarantor pursuant to the Guarantee and Collateral Agreement, as amended hereby, and all Liens granted by such Guarantor as security for the Guarantor Obligations of such Guarantor pursuant to the Guarantee and Collateral Agreement, as amended hereby, continue to be in full force and effect and benefit the Borrower Obligations described in clause (i) of this Section 8.1.2; and, further, confirms and ratifies its obligations under each of the Loan Documents executed by it, as amended hereby.

Section 8.2. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.3. Continuing Effect; No Other Waivers or Amendments. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Loan Parties under the Amended and Restated Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended and Restated Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended and Restated Credit Agreement or any other Loan Document in similar or different circumstances. After the Effective Date, any reference in any Loan Document to the Credit Agreement shall mean the Amended and Restated Credit Agreement and any reference to the Guarantee and Collateral Agreement in any Loan Document to the Guarantee and Collateral Agreement shall mean the Guarantee and Collateral Agreement as amended hereby.

Section 8.4. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic (i.e. “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8.5. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 8.6. Credit Agreement Provisions. Sections 10.2, 10.5, 10.6, 10.12, 10.13, 10.14, 10.17 and 10.18 of the Amended and Restated Credit Agreement shall be deemed to be incorporated herein mutatis mutandis and shall apply to the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BAH BORROWER CORPORATION

By:	/s/ Samuel R. Strickland

	Name:	Samuel R. Strickland

Title: Vice President, Chief Financial Officer and Treasurer

BOOZ ALLEN HAMILTON INC.

By:	/s/ Samuel R. Strickland

	Name:	Samuel R. Strickland

Title: Executive Vice President and Chief Financial Officer

BOOZ ALLEN HAMILTON INVESTOR CORPORATION

By:	/s/ Samuel R. Strickland

	Name:	Samuel R. Strickland

Title: Executive Vice President and Chief Financial Officer

BOOZ ALLEN HAMILTON INTERNATIONAL, INC.

By:       /s/ Samuel R. Strickland

Name: Samuel R. Strickland Title: Chief Financial Officer, Vice President and Treasurer

ASE, INC.

By:       /s/ CG Appleby
Name: CG Appleby
Title: Secretary

BOOZ ALLEN TRANSPORTATION, INC.

By:       /s/ CG Appleby
Name: CG Appleby
Title: Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Administrative Agent, Collateral Agent, Issuing Lender and Swingline Lender

By:	/s/John Toronto

	Name: Title:	John Toronto Managing Director
By:	/s/ Vipul Dhadda

	Name: Title:	Vipul Dhadda Associate

NEW BAH LENDERS:	Name of Institut	ion, as a BAH Le	nder:
Credit Suisse AG, Cayman Islands Branch

	By:	/s/ John Toronto

		Name: Title:	John Toronto Managing Director
	By:	/s/ Vipul Dhadda		*

		Name: Title:	Vipul Dhadda Associate

LENDERS under the

Existing Credit Agreement:

By signing below, you have indicated your consent to the Agreement

Name of Institution:

Credit Suisse AG, Cayman Islands Branch

	By:	/s/ John Toronto

		Name: Title:	John Toronto Managing Director
	By:	/s/ Vipul Dhadda		*

		Name: Title:	Vipul Dhadda Associate
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
American Savings Bank, F.S.B., as a BAH Lender

	By:	/s/ Rian DuBach

		Name: Title:	Rian DuBach Vice President
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Bank of America, N.A.

	By:	/s/ David H. Strickert

		Name: Title:	David H. Strickert Managing Director
	By:			*

Name:

Title:

LENDERS under the

Existing Credit Agreement:

By signing below, you have indicated your consent to the Agreement

Name of Institution:

Bank of America, N.A.

	By:	/s/ David H. Strickert

		Name: Title:	David H. Strickert Managing Director
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Bank Leumi USA

	By:	/s/ Steven Caligon

		Name: Title:	Steven Caligon Senior Vice President
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Barclays Bank PLC

	By:	/s/ Michael J. Mozer

		Name: Title:	Michael J. Mozer Assistant Vice President
	By:			*

Name:

Title:

LENDERS under the

Existing Credit Agreement:

By signing below, you have indicated your consent to the Agreement

Name of Institution:

Barclays Bank PLC

	By:	/s/ Craig Malloy

		Name: Title:	Craig Malloy Director
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Branch Bank and Trust Company

	By:	/s/ Daniel T. Laurenzi

		Name: Title:	Daniel T. Laurenzi Vice President
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
California First National Bank

	By:	/s/ D.N. Lee

		Name: Title:	D.N. Lee S.V.P.
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Capital One, N.A.

	By:	/s/ Van Buren Knick II

		Name: Title:	Van Buren Knick II Senior Vice President
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
CIT Bank

	By:	/s/ Daniel A. Burnett

		Name: Title:	Daniel A. Burnett Vice President
	By:			*

Name:

Title:

LENDERS under the

Existing Credit Agreement:

By signing below, you have indicated your consent to the Agreement

Name of Institution:

CIT Bank

By:/s/ Daniel A Burnett

Name:Daniel A. Burnett Title:Vice President
	By:	*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:

Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank—

By:	/s/ Leslie Grizzard

	Name: Title:	Leslie Grizzard SVP
By:			*

Name:

Title:

NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Crédit Industriel et Commercial

	By:	/s/ Anthony Rock

		Name: Title:	Anthony Rock Managing Director
	By:	/s/ Adrienne Molloy		*

		Name: Title:	Adrienne Molloy Vice President
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
East West Bank

	By:	/s/ Nancy A. Moore

		Name: Title:	Nancy A. Moore Senior Vice President
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
First Commonwealth Bank

	By:	/s/ Lawrence C. Deihle

		Name: Title:	Lawrence C. Deihle Senior Vice President
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Firstrust Bank

	By:	/s/ Ellen Frank

		Name: Title:	Ellen Frank Vice President
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Goldman Sachs Bank USA

	By:	/s/ Mark Walton

		Name: Title:	Mark Walton Authorized Signatory
	By:			*

Name:

Title:

LENDERS under the

Existing Credit Agreement:

By signing below, you have indicated your consent to the Agreement

Name of Institution:

Goldman Sachs Credit Partners L.P.

By:/s/ Mark Walton

Name:Mark Walton Title:Authorized Signatory
	By:	*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
HSBC Bank USA, National Association

By:/s/ Reed R. Menefee

Name:Reed R. Menefee Title:Vice President
	By:	*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Hua Nan Commercial Bank, Ltd., Los Angeles Branch

By:/s/ Oliver C.H. Hsu

Name:Oliver C.H. Hsu Title:VP & General Manager
	By:	*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:

Mega International Commercial Bank Co., Ltd. New York Branch

By:	/s/ Priscilla Hsing

	Name: Title:	Priscilla Hsing VP & DGM
By:			*

Name:

Title:

   NEW BAH LENDERS:          Name of Institution, as a BAH Lender:

Mizuho Corporate Bank, Ltd.
---------------------------   -------------

                              By:             /s/ James R. Fayen
                                              --------------------------------------

                                              Name:           James R. Fayen
                                              Title:          Deputy General Manager

                              By:                                                      *
                                              -------------   ----------------------

                                              Name:

                                              Title:

   NEW BAH LENDERS:                 Name of Institution, as a BAH Lender:

Morgan Stanley Bank, N.A.
---------------------------   -------------

                              By:             /s/ Ryan Vetsch
                                              --------------------------------------

                                              Name:           Ryan Vetsch
                                              Title:          Authorized Signatory

                              By:                                                      *
                                              -------------   ----------------------

Name:

Title:

LENDERS under the

Existing Credit Agreement:

By signing below, you have indicated your consent to the Agreement

Name of Institution:

Morgan Stanley Bank, N.A.

By:/s/ Ryan Vetsch

Name:Ryan Vetsch Title:Authorized Signatory
	By:	*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
PNC Bank National Association

By:/s/ Matthew Sawyer

Name:Matthew Sawyer Title:VP
	By:	*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Raymond James Bank, FSB

By: /s/ Garrett McKinnon

Name:		Garrett McKinnon
Title:		Senior Vice President
By:			*
Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Scotiabanc Inc.
By: /s/ J.F. Todd
Name:		J.F. Todd
Title:		Managing Director
By: /s/ R. Blackwood *
Name:		R. Blackwood
Title:		Director
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Siemens Financial Services, Inc.
By: /s/ Doug Maitar
Name:		Doug Maitar
Title:		MD
By: /s/ Arthor Colburt *
Name:		Arthur Colburt
Title:		MD
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Sovereign Bank
By: /s/ David Dsvlingor
Name:		David Dsvlingor
Title:		Senior Vice President
By:			*
Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
State Bank of India
By: /s/ C. Sreenivasulu Setty
Name:		C. Sreenivasulu Setty
Title:		Vice President & Head (Syndications)
By:			*
Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
Sumitomo Mitsui Banking Corporation
By: /s/ William M. Ginn
Name:		William M. Ginn
Title:		Executive Officer
By:			*

Name:

Title:

LENDERS under the

Existing Credit Agreement:

By signing below, you have indicated your consent to the Agreement

Name of Institution:

Sumitomo Mitsui Banking Corporation

	By:	/s/ William M. Ginn

		Name: Title:	William M. Ginn Executive Officer
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
The Bank of Nova Scotia

	By:	/s/ David Schwartzbard

		Name: Title:	David S
	By:			*

Name:

Title:

LENDERS under the

Existing Credit Agreement:

By signing below, you have indicated your consent to the Agreement

Name of Institution:

The Bank of Nova Scotia

	By:	/s/ David Schwartzbard

		Name: Title:	David Schwartzbard Director
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
The Bank of Tokyo-Mitsubishi UFI, Ltd.

	By:	/s/ Charles Stewart

		Name: Title:	Charles Stewart Authorized Signatory
	By:			*

Name:

Title:

LENDERS under the

Existing Credit Agreement:

By signing below, you have indicated your consent to the Agreement

Name of Institution:

Madison Park Funding III, Ltd., By Credit Suisse Alternative Capital, Inc., as collateral manager; Atrium V By: Credit Suisse Alternative Capital, Inc., as collateral manager

	By:	/s/ Lauri Whitlock

		Name: Title:	Lauri Whitlock Authorized Signatory
	By:			*

Name:
Title:
NEW BAH LENDERS:	Name of Institution, as a BAH Lender:
TD Bank, N.A.

	By:	/s/ Marla Willner

		Name: Title:	Marla Willner TD Bank, N.A., S.V.P.
	By:			*

Name:

Title:

* For institutions requiring two signature blocks.SCHEDULE 3.1
TO AGREEMENT

COMMITMENTS

	BAH Tranche A	BAH Tranche B
Lender	Commitment	Commitment
American Savings Bank, F.S.B.	$8,000,000.00

Bank of America, N.A.	$30,000,000.00	$500,000,000.00

Bank Leumi USA	$12,000,000.00

Barclays Bank PLC	$7,000,000.00

Branch Banking and Trust Company	$16,000,000.00

California First National Bank	$8,000,000.00

Capital One, N.A.	$20,000,000.00

CIT Bank	$10,000,000.00

Citizens Bank of Pennsylvania, a	$30,000,000.00
Pennsylvania state chartered bank

City National Bank	$10,000,000.00

Crédit Industriel et Commercial	$20,000,000.00

Credit Suisse AG, Cayman Islands Branch	$20,000,000.00

East West Bank	$10,000,000.00

First Commonwealth Bank	$10,000,000.00

Firstrust Bank	$4,000,000.00

Goldman Sachs Bank USA	$7,000,000.00

HSBC Bank USA, National Association	$30,000,000.00

Hua Nan Commercial Bank, Ltd., Los	$3,000,000.00
Angeles Branch

Mega International Commercial Bank	$8,000,000.00
Co., Ltd. New York Branch

Mizuho Corporate Bank, Ltd.	$30,000,000.00

Morgan Stanley Bank, N.A.	$7,000,000.00

PNC Bank National Association	$16,000,000.00

Raymond James Bank, FSB	$24,000,000.00

Scotiabanc Inc.	$15,000,000.00

Siemens Financial Services, Inc.	$16,000,000.00

Sovereign Bank	$20,000,000.00

State Bank of India	$24,000,000.00

Sumitomo Mitsui Banking Corporation	$20,000,000.00

TD Bank, N.A.	$20,000,000.00

The Bank of Nova Scotia	$15,000,000.00

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$30,000,000.00

TOTAL:	$500,000,000.00	$500,000,000.00

SCHEDULE 3.4
TO AGREEMENT

Lender	Revolving Commitment
American Savings Bank, F.S.B.	$2,000,000.00

Atrium V	$0.00

Bank of America, N.A.	$37,500,000.00

Bank Leumi USA	$3,000,000.00

Barclays Bank PLC	$21,500,000.00

Branch Banking and Trust Company	$4,000,000.00

California First National Bank	$2,000,000.00

Capital One, N.A.	$5,000,000.00

CIT Bank	$15,000,000.00

Citizens Bank of Pennsylvania, a Pennsylvania state	$7,500,000.00
chartered bank

City National Bank	$2,500,000.00

Crédit Industriel et Commercial	$5,000,000.00

Credit Suisse AG, Cayman Islands Branch	$37,500,000.00

East West Bank	$2,500,000.00

First Commonwealth Bank	$2,500,000.00

Firstrust Bank	$1,000,000.00

Goldman Sachs Bank USA	$12,250,000.00

Goldman Sachs Credit Partners L.P.	$0.00

HSBC Bank USA, National Association	$7,500,000.00

Hua Nan Commercial Bank, Ltd., Los Angeles Branch	$1,000,000.00

Madison Park Funding I, Ltd.	$0.00

Madison Park Funding III, Ltd.	$0.00

Mega International Commercial Bank Co., Ltd. New York	$2,000,000.00
Branch

Mizuho Corporate Bank, Ltd.	$7,500,000.00

Morgan Stanley Bank, N.A.	$21,500,000.00

PNC Bank National Association	$4,000,000.00

Raymond James Bank, FSB	$6,000,000.00

Siemens Financial Services, Inc.	$4,000,000.00

Sovereign Bank	$5,000,000.00

State Bank of India	$6,000,000.00

Sumitomo Mitsui Banking Corporation	$29,750,000.00

TD Bank, N.A.	$5,000,000.00

The Bank of Nova Scotia	$7,500,000.00

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$7,500,000.00

TOTAL:	$275,000,000.00

EXHIBIT A
TO AGREEMENT
EXHIBIT B
TO AGREEMENT

SCHEDULES

to
SECOND AMENDED & RESTATED CREDIT AGREEMENT1
among
BOOZ ALLEN HAMILTON INVESTOR CORPORATION
(f/k/a EXPLORER INVESTOR CORPORATION
and as successor to BAH BORROWER CORPORATION),

BOOZ ALLEN HAMILTON INC.
(as successor to EXPLORER MERGER SUB CORPORATION),
as the Borrower,
The Several Lenders from Time to Time Parties Hereto,
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
(f/k/a CREDIT SUISSE, CAYMAN ISLANDS BRANCH)
as Administrative Agent, Collateral Agent, Issuing Lender and Swingline Lender,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
and
CREDIT SUISSE SECURITIES (USA) LLC,
as Joint Lead Arrangers,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
CREDIT SUISSE SECURITIES (USA) LLC,
BARCLAYS CAPITAL,
GOLDMAN SACHS BANK USA,
MORGAN STANLEY SENIOR FUNDING, INC.,
and
SUMITOMO MITSUI BANKING CORPORATION
as Joint Bookrunners,
BANK OF AMERICA, N.A.,
as Syndication Agent
and
BARCLAYS BANK PLC
as Documentation Agent
Dated as of July 31, 2008
and
Amended and Restated as of December 11, 2009
and further
Amended and Restated as of February 3, 2011

Schedule 1.1A
to Credit Agreement

Excluded Subsidiaries

Booz Allen Hamilton Intellectual Property Holdings, LLC

Schedule 1.1B
to Credit Agreement

Specified Foreign Currency L/C Agreements
None.

Schedule 1.1C
to Credit Agreement

Specified Hedge Agreements

None.

Schedule 2.1
to Credit Agreement

Commitments

		Additional
	Existing Revolving	Revolving
Lender	Commitment	Commitment	Revolving Commitment
Atrium V	$2,500,000.00		$2,500,000.00

Bank of America, N.A.	$67,750,000.00	$30,000,000.00	$97,750,000.00

Barclays Bank PLC	$31,500,000.00		$31,500,000.00

CIT Bank	$15,000,000.00		$15,000,000.00

Credit Suisse AG,	$46,500,000.00		$46,500,000.00
Cayman Islands Branch

Goldman Sachs Credit	$15,000,000.00		$15,000,000.00
Partners L.P.

Madison Park Funding	$2,000,000.00		$2,000,000.00
I, Ltd

Madison Park Funding	$2,000,000.00		$2,000,000.00
III, Ltd

Morgan Stanley Bank,	$26,500,000.00		$26,500,000.00
N.A.

Sumitomo Mitsui	$36,250,000.00		$36,250,000.00
Banking Corporation

TOTAL:	$245,000,000.00	$30,000,000	$275,000,000.00

1Capitalized terms used but not defined in this Disclosure Schedule shall have the meanings assigned in the Credit Agreement

Schedule 4.3
to Credit Agreement

Existence; Compliance with Law

None.

Schedule 4.4
to Credit Agreement

Consents, Authorizations, Filings and Notices

Government Approvals:

None.

Consents:

None.Schedule 4.6
to Credit Agreement

Litigation

Six former officers and stockholders of the Borrower who had departed the firm prior to the Company Reorganization have filed a total of nine suits in various jurisdictions, with original filing dates ranging from July 3, 2008 through December 15, 2009 (three of which were amended on July 2, 2010 and then further amended into one consolidated complaint on September 7, 2010), against the Borrower and certain of the Borrower’s current and former directors and officers. Each of the suits arises out of the Company Reorganization and alleges that the former stockholders are entitled to certain payments that they would have received if they had held their stock at the time of the acquisition. Some of the suits also allege that the acquisition price paid to stockholders was insufficient. The various suits assert claims for breach of contract, tortious interference with contract, breach of fiduciary duty, civil RICO violations, violations of ERISA, and/or securities and common law fraud. Two of these suits have been dismissed with all appeals exhausted and a third suit has been dismissed but the former stockholder has sought leave to re-plead in New York state court. Five of the remaining suits are pending in the United States District Court for the Southern District of New York and the sixth is pending in the United States District Court for the Southern District of California. The aggregate alleged damages sought in these six remaining suits is approximately $348.7 million ($291.5 million of which is sought to be trebled pursuant to RICO), plus punitive damages, costs, and fees.

Schedule 4.8A
to Credit Agreement

Excepted Property

None.

Schedule 4.8B
to Credit Agreement

Owned Real Property

None.

Leased Real Property

Location Agreeme	nt Address	City	State /	Country RSF	Expirat	ion Date

Domestic	Lease	310 K Street	Anchorage	AK	159.00	6/30/2011

Domestic	Lease	6703 Odyssey Drive	Huntsville	AL	20,629.00	1/31/2012

Domestic	Lease	8650 Minnie Brown Road	Montgomery	AL	780.00	6/30/2011

Domestic	Sublease	333 N. Lantana Street	Camarillo	CA	120.00	7/31/2011

Domestic	Sublease	2350 East El Segundo Boulevard	El Segundo	CA	1,960.00	9/30/2013

Domestic	Sublease	2310 E. El Segundo Blvd.	El Segundo	CA	280.00	11/30/2012

Domestic	Sublease	2310 E. El Segundo Blvd.	El Segundo	CA	1,120.00	3/31/2012

Domestic	Lease	20 Pacifica	Irvine	CA	7,708.00	10/31/2014

Domestic	Lease	5220 Pacific Concourse Drive	Los Angeles	CA	22,823.00	10/31/2013

Domestic	Lease	515 S. Flower Street	Los Angeles	CA	434.00	4/30/2011

Domestic	Lease	1455 Frazee Road	San Diego	CA	10,637.00	6/30/2014

Domestic	Lease	1615 Murray Canyon Road	San Diego	CA	89,861.00	7/31/2011

Domestic	Lease	101 California Street	San Francisco	CA	38,297.00	1/21/2014

Domestic	Lease	3201 Airpark Drive	Santa Maria	CA	1,364.00	5/11/2011

Domestic	Lease	385 Moffett Park Drive	Sunnyvale	CA	8,882.00	1/31/2011

Domestic	Lease	121 S. Tejon Street	Colorado Springs	CO	22,500.00	12/31/2014

Domestic	Lease	121 S. Tejon Street	Colorado Springs	CO	22,500.00	5/31/2014

Domestic	Sublease	7250 Getting Heights	Colorado Springs	CO	560.00	12/31/2011

Domestic	Lease	5299 DTC Boulevard	Greenwood Village	CO	10,098.00	9/30/2013

Domestic	Lease	901 15th Street, NW	Washington	DC	87,413.00	10/31/2017

Domestic	Lease	20 M Street, S.E.	Washington	DC	30,152.00	4/30/2017

Domestic	Lease	955 L’Enfant Plaza S.W.	Washington	DC	13,398.00	3/19/2014

Domestic	Sublease	700 Thirteenth Street	Washington	DC	12,334.00	1/30/2012

Domestic	Lease	1201 M Street SE	Washington	DC	4,506.00	11/30/2011

Domestic	Sublease	300 M Street, SE	Washington	DC	10,497.00	4/30/2011

Domestic	Lease	1101 Pennsylvania Avenue	Washington	DC	1,558.00	3/31/2011

Domestic	Lease	445 Challenger Road	Cape Canaveral	FL	3,800.00	4/15/2015

Domestic	Lease	5201 Blue Lagoon Drive	Miami	FL	145.00	6/30/2011

Domestic	Lease	13501 Ingenuity Drive	Orlando	FL	4,025.00	7/31/2015

Domestic	Lease	220 W. Garden Street	Pensacola	FL	9,272.00	1/31/2012

Domestic	Lease	495 Grand Blvd.	Sandestin	FL	130.00	2/28/2011

Domestic	Lease	1990 Main Street	Sarasota	FL	270.00	1/31/2012

Domestic	Lease	4890 West Kennedy Blvd.	Tampa	FL	21,908.00	9/30/2014

Domestic	Sublease	1533/1535/1537/1539 Moultrie Rd.	Albany	GA	440.00	10/31/2011

Domestic	Lease	230 Peachtree Center N.W.	Atlanta	GA	42,119.00	6/30/2012

Domestic	Lease	3100 Gentian Blvd	Columbus	GA	500.00	11/15/2011

Domestic	Lease	312 N. Davis Drive	Warner Robins	GA	725.00	11/30/2011

Domestic	Lease	737 Bishop Street	Honolulu	HI	17,174.00	8/31/2014

Domestic	Lease	2900 100th Street	Urbandale	IA	4,921.00	3/31/2012

Domestic	Sublease	225 W. Wacker Drive	Chicago	IL	2,200.00	11/29/2015

Domestic	Lease	1003 E. Wesley Drive	O’Fallon	IL	8,870.00	12/5/2012

Domestic	Lease	Building 62, Rock Island Arsenal	Rock Island	IL	1,175.00	10/31/2011

Domestic	Lease	8888 Keystone Crossing	Indianapolis	IN	320.00	7/31/2011

Domestic	Lease	1122 North Second Street	Leavenworth	KS	14,072.00	7/31/2013

Domestic	Sublease	4500 Bowling Boulevard	Louisville	KY	1,095.00	9/30/2011

Domestic	Lease	1003 N. Wilson Road	Radcliff	KY	1,882.00	5/31/2011

Domestic	Lease	111 Veterans Blvd	Metairie	LA	2,354.00	3/31/2011

Domestic	Storage	22 Batterymarch Street	Boston	MA	250.00	8/31/2015

Domestic	Lease	22 Batterymarch Street	Boston	MA	5,271.00	2/28/2015

Domestic	Lease	15 New England Exectuive Park	Burlington	MA	2,167.00	2/28/2011

Domestic	Lease	91 Hartwell Avenue	Lexington	MA	9,993.00	11/30/2015

Domestic	Lease	One Technology Drive	Westborough	MA	3,592.00	10/31/2011

Domestic	Lease	308 Sentinel Drive	Annapolis Jct	MD	89,401.00	12/31/2022

Domestic	Lease	304 Sentinel Drive	Annapolis Junction	MD	129,858.00	12/31/2015

Domestic	Lease	134 National Business Parkway	Annapolis Junction	MD	69,286.00	9/30/2014

Domestic	Lease	8210 Dorsey Run Road	Annapolis Junction	MD	13,088.00	4/12/2011

Domestic	Lease	201 N. Charles Street	Baltimore	MD	7,070.00	9/30/2013

Domestic	Storage	201 N. Charles Street	Baltimore	MD	120.00	Month-to-Month

Domestic	Lease	4694 Millennium Drive	Belcamp	MD	35,124.00	9/30/2014

Domestic	Lease	4692 Millennium Drive	Belcamp	MD	20,486.00	3/31/2013

Domestic	Lease	4692 Millennium Drive	Belcamp	MD	6,534.00	3/31/2013

Domestic	Lease	5825 University Drive	College Park	MD	1,254.00	12/31/2014

Domestic	Lease	5235 Westview Drive	Frederick	MD	499.00	7/31/2011

Domestic	Lease	7467 Ridge Road	Hanover	MD	25,111.00	7/31/2011

Domestic	Lease	46950 Bradley Blvd.	Lexington Park	MD	32,456.00	9/30/2011

Domestic	Lease	46610 Expedition Drive	Lexington Park	MD	10,749.00	9/30/2011

Domestic	Sublease	46610 Expedition Drive	Lexington Park	MD	250.00	Month-to-Month

Domestic	Lease	900 Elkridge Landing Road	Linthicum	MD	64,299.00	1/31/2015

Domestic	Sublease	7900 Harkins Road	New Carrollton	MD	192.00	10/31/2011

Domestic	Lease	6710 Oxon Hill Road	Oxon Hill	MD	1,914.00	5/6/2013

Domestic	Lease	2600 Tower Oaks Boulevard	Rockville	MD	117,674.00	12/31/2019

Domestic	Lease	1101 Wootton Parkway	Rockville	MD	48,137.00	3/31/2013

Domestic	Sublease	101 West Big Beaver Road	Troy	MI	7,573.00	2/11/2013

Domestic	Lease	197 Replacement Avenue	Ft. Leonard Wood	MO	183.00	9/30/2011

Domestic	Lease	2300 Main Street	Kansas City	MO	1,528.00	2/28/2011

Domestic	Lease	4200 Morganton Road	Fayetteville	NC	4,267.00	4/30/2015

Domestic	Lease	430 Davis Drive	Morrisville	NC	4,774.00	5/31/2013

Domestic	Lease	1299 Farnam Street	Omaha	NE	13,282.00	6/30/2015

Domestic	Lease	6825 Pine Street	Omaha	NE	1,360.00	2/28/2011

Domestic	Lease	One Gateway Center	Newark	NJ	2,053.00	3/31/2011

Domestic	Sublease	4 Wood Hollow Road	Parsippany	NJ	2,100.00	3/30/2013

Domestic	Lease	356 Ninth Avenue	Picatinny	NJ	2,715.00	12/21/2014

Domestic	Sublease	141 West Front Street	Red Bank	NJ	23,566.00	3/31/2015

Domestic	Lease	6565 Americas Parkway	Albuquerque	NM	1,226.00	9/30/2011

Domestic	Sublease	101 Park Avenue	New York	NY	1,500.00	4/29/2014

Domestic	Lease	500 Avery Lane	Rome	NY	4,734.00	6/30/2013

Domestic	Sublease	127 Public Square	Cleveland	OH	1,050.00	7/31/2011

Domestic	Lease	1900 Founders Drive	Kettering(Dayton)	OH	29,017.00	11/30/2012

Domestic	Lease	2501 Liberty Parkway	Midwest City	OK	6,136.00	5/31/2011

Domestic	Lease	1 Pasquerilla Plaza	Johnstown	PA	2,428.00	10/31/2015

Domestic	Lease	314 Industrial Park Road	Johnstown	PA	90.00	Month-to-Month

Domestic	Lease	1818 Market Street	Philadelphia	PA	8,848.00	3/31/2015

Domestic	Lease	651 Holiday Drive, Foster Plaza 5	Pittsburgh	PA	2,804.00	12/31/2011

Domestic	Lease	221 Third Street	Newport	RI	550.00	10/31/2011

Domestic	Lease	4401 Belle Oaks Drive	N. Charleston	SC	14,060.00	8/31/2012

Domestic	Sublease	3950 Faber Place	N. Charleston	SC	128.00	1/31/2011

Domestic	Lease	7965 Veterans Parkway	Millington	TN	1,500.00	5/31/2014

Domestic	Lease	2525 Bay Area Boulevard	Houston	TX	34,214.00	8/31/2013

Domestic	Storage	2700 Bay Area Blvd.	Houston	TX	150.00	Month-to-Month

Domestic	Lease	700 N. St. Mary’s Street	San Antonio	TX	41,240.00	7/31/2011

Domestic	Lease	3133 General Hudnell Drive	San Antonio	TX	12,195.00	10/31/2015

Domestic	Lease	1785 East 1450 South	Clearfield	UT	1,526.00	11/30/2011

Domestic	Lease	299 South Main Street	Salt Lake City	UT	1,400.00	11/30/2011

Domestic	Lease	6363 Walker Lane	Alexandria	VA	4,615.00	7/31/2012

Domestic	Sublease	6354 Walker Lane	Alexandria	VA	7,000.00	4/30/2011

Domestic	Lease	1530 Wilson Boulevard	Arlington	VA	21,209.00	10/31/2013

Domestic	Lease	3811 N. Fairfax Drive	Arlington	VA	47,170.00	6/30/2013

Domestic	Lease	1655 North Fort Myer Drive	Arlington	VA	3,345.00	12/31/2011

Domestic	Lease	1550 Crystal Drive	Arlington	VA	9,786.00	12/31/2011

Domestic	Lease	1550 Crystal Drive	Arlington	VA	37,789.00	12/31/2011

Domestic	Lease	4040 N. Fairfax Drive	Arlington	VA	1,915.00	9/30/2011

Domestic	Sublease	3811 North Fairfax Street	Arlington	VA	3,400.00	5/27/2011

Domestic	Lease	2345 Crystal Drive	Arlington	VA	3,912.00	3/31/2011

Domestic	Lease	14151 Park Meadow Drive	Chantilly	VA	24,018.00	8/31/2015

Domestic	Lease	15059 Conference Center Drive	Chantilly	VA	25,577.00	3/31/2013

Domestic	Lease	1001 Research Park	Charlottesville	VA	10,353.00	2/28/2012

Domestic	Lease	16539-41 Commerce Drive	Dahlgren	VA	3,832.00	9/30/2012

Domestic	Lease	5201 Leesburg Pike	Falls Church	VA	29,973.00	5/31/2012

Domestic	Lease	5201 Leesburg Pike	Falls Church	VA	5,540.00	3/31/2012

Domestic	Storage	5113 Leesburg Pike	Falls Church	VA	27.00	3/31/2012

Domestic	Storage	5111 Leesburg Pike	Falls Church	VA	528.00	5/31/2011

Domestic	Lease	5113 Leesburg Pike	Falls Church	VA	8,507.00	3/31/2011

Domestic	Lease	5113 Leesburg Pike	Falls Church	VA	14,890.00	3/31/2011

Domestic	Sublease	5113 Leesburg Pike	Falls Church	VA	4,505.00	3/31/2011

Domestic	Lease	5205 Leesburg Pike	Falls Church	VA	7,996.00	1/31/2011

Domestic	Lease	575 Herndon Parkway	Herndon	VA	112,078.00	12/31/2015

Domestic	Lease	13200 Woodland Park Drive	Herndon	VA	401,124.00	12/31/2015

Domestic	Lease	3074 Centreville Road	Herndon	VA	23,705.00	3/31/2013

Domestic	Lease	8209 Terminal Road	Lorton	VA	37,177.00	7/31/2015

Domestic	Lease	8530 Cinder Bed Road	Lorton	VA	5,670.00	6/30/2011

Domestic	Lease	8580 Cinder Bed Road	Lorton	VA	21,005.00	5/31/2011

Domestic	Lease	8283 Greensboro Drive	McLean	VA	222,989.00	1/31/2016

Domestic	Lease	8255 Greensboro Drive	McLean	VA	125,646.00	6/30/2014

Domestic	Lease	8285 Greensboro Drive	McLean	VA	208,221.00	1/31/2012

Domestic	Lease	8281 Greensboro Drive	McLean	VA	255,004.00	12/31/2011

Domestic	Sublease	8280 Greensboro Drive	McLean	VA	0.00	7/31/2011

Domestic	Lease	5800 Lake Wright Drive	Norfolk	VA	58,104.00	10/31/2014

Domestic	Storage	12260 Sunrise Valley Drive	Reston	VA	1,050.00	Month-to-Month

Domestic	Lease	25 Center Street	Stafford	VA	13,528.00	7/31/2011

Domestic	Sublease	24 Center Street	Stafford	VA	3,717.00	7/31/2011

Domestic	Lease	720 Olive Way	Seattle	WA	6,027.00	8/31/2012

Domestic	Lease	48 Donley Street	Morgantown	WV	2,876.00	2/12/2015

International	Lease	26/1 V. Sargsyan Street	Yerevan	ARM	741.00	8/31/2011

International	Lease	96 Nizami Street	Baku *	AZE	1,787.00	1/17/2011

International	Lease	7, Bambis Rigi Street	Tbilisi	GEO	861.00	1/20/2011

International	Lease	7, Bambis Rigi Street	Tbilisi	GEO	1,076.00	1/20/2011

International	Lease	Curistrasse 2	Stuttgart	GER	0.00	8/31/2011

International	Lease	12, Samal Microdistrict, Saryarka Region	Astana	Kazakhstan	92.00	11/30/2013

International	Lease	Bldg 4050B,South Post,Yongson 3-Ka Yongsan-Gu	Seoul	KOR	1,105.00	3/31/2011

International	Lease	Vel Popova Street 1	Pristina	KOS	3,444.00	9/22/2012

International	Lease	Arabian Homes	Jeddah	KSA	0.00	7/31/2011

International	Lease	Bajrai Garden Village	Jubail	KSA	0.00	7/31/2011

International	Lease	Arizona Golf Resort	Riyadh	KSA	0.00	7/31/2011

International	Lease	2/4 Nikola Vapcarov Street	Skopje	MKD	2,153.00	9/28/2011

International	Lease	7/5 ul. Boshaya Dmitrovka	Moscow	RUS	2,894.00	12/31/2015

International	Lease	Dalmatinska, 17	Belgrade	SRB	11,840.00	12/1/2015

International	Lease	7/9 Yaroslavsky Lane	Kiev	UK.	5,238.00	10/31/2012

* Renewal, pending signature

Schedule 4.14
to Credit Agreement

Subsidiaries

(a) Subsidiaries – All Subsidiaries, other than Booz Allen Hamilton Intellectual Property Holdings, LLC, are restricted on the Amendment and Restatement Effective Date.

	Jurisdiction of		Class of Equity	Percent
Entity	Incorporation	Parent	Interest	Held
Booz Allen Hamilton International, Inc.	Delaware	Booz Allen Hamilton Inc.	Common Stock Preferred Stock	100% 100%

ASE, Inc.	Delaware	Booz Allen Hamilton Inc.	Common Stock	100%

Booz Allen Hamilton Intellectual Property Holdings, LLC	Delaware	Booz Allen Hamilton Inc.	Class A Member Interest	100% of Class A Member Interests

Booz Allen Transportation Inc.	New York	Booz Allen Hamilton Inc.	Common Stock	100%

Booz Allen Hamilton International (UK) Ltd.	United Kingdom	Booz Allen Hamilton International, Inc.	Ordinary Shares	100%

(b) Outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to officers, employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock the Borrower or any of its Restricted Subsidiaries:

None.

Schedule 4.17
to Credit Agreement

U.C.C. Filing Jurisdictions

Entity Name	Office
ASE, Inc.	Delaware Secretary of State Department of Corporations Uniform Commercial Code Division 401 Federal Street Dover, DE 19901

Booz Allen Hamilton International, Inc.	Delaware Secretary of State Department of Corporations Uniform Commercial Code Division 401 Federal Street Dover, DE 19901

Booz Allen Hamilton Inc.	Delaware Secretary of State Department of Corporations Uniform Commercial Code Division 401 Federal Street Dover, DE 19901

Booz Allen Transportation Inc.	The Division of Corporations, State Records and Uniform Commercial Code One Commerce Plaza 99 Washington Avenue, Suite 600 Albany, NY 12231

Booz Allen Hamilton Investor Corporation	Delaware Secretary of State Department of Corporations Uniform Commercial Code Division 401 Federal Street Dover, DE 19901

Schedule 7.2(d)
To Credit Agreement

Existing Indebtedness

None.

Schedule 7.3(f)
to Credit Agreement

Existing Liens

Debtor	Jurisdiction	Filing	Secured Party	Collateral	Original File Date	Original File No.

Booz Allen Hamilton Inc.	Delaware Secretary of State	UCC Continuation	BLC Corporation	Leased equipment	02/09/06	60494369

Booz Allen Hamilton Inc.	Delaware Secretary of State	UCC Continuation	BLC Corporation	Leased equipment	01/03/07	70024322

Booz Allen Hamilton Inc.	Delaware Secretary of State	UCC Continuation	Financial Leasing Corporation	Leased equipment	01/03/07	70024199

Booz Allen Hamilton Inc.	Delaware Secretary of State	UCC Continuation	BLC Corporation	Leased equipment	09/18/07	73516696

Booz Allen Hamilton Inc.	Delaware Secretary of State	UCC-1	McGrath Rentcorp and TRS-Rentelco	Leased equipment	07/11/08	20082384954

Schedule 7.7
to Credit Agreement

Existing Investments

Wholly-Owned Unrestricted Subsidiaries: Booz Allen Hamilton Intellectual Property Holdings, LLC

Fee for Equity:

Company Name	Cost Basis	Reserve	Net Asset Value	Class of Equity	Number of Interests
				Interests
Vocatus	$152,722.80	(152,722.80)	$0	Undetermined	5,916.00

Dotphone Company	$66,960.60	(66,960.60)	$0	B Ordinary	26,100.00

Sharemax I (1)	$629,615.10	(629,615.10)	$0	Common Stock	251,776.80
				5/22/00

				Series C Preferred	2,037,598.20
				1/29/01

				Common Stock 1/31/01	283,248.90

				Common Stock 1/31/01	509,399.40

				Series C Preferred	5,784,061.80
				1/31/01

Sharemax II	$161,040.00	(161,040.00)	$0	See above

Sharemax PH II	$270,000.00	(270,000.00)	$0	See above

Greyhound	$300,523.20	(300,523.20)	$0	Preferred Stock	226,752.60

Transportmax (2)	$1,500,000.00	(1,500,000.00)	$0	N.A.	N.A.

Clearforest	$59,441.40	(59,441.40)	$0	Series B3 Preferred	56,341.80

Daleen	$8,949.60	(8,949.60)	$0	Options on Common	1,800.00
				Stock Expires 2/9/2010

Schema	$36,405.00	(36,405.00)	$0	Ordinary Shares	10,638.00

Quentra	$75,000.00	(75,000.00)	$0	Common Stock	11,242.50

Oceanconnect	$180,661.50	(180,661.50)	$0	Common Stock	60,000.00

Cci (Convergence	$36,000.00	(36,000.00)	$0	Communications,	Inc.)

Eutex	$409,257.60	(409,257.60)	$0	Common Stock	5,638.50

Eyematic PH I and II	$142,070.40	(142,070.40)	$0	Series C Preferred	70,406.70

				Warrants (Expiry	34,265.70
				5/20/2012 or five years after IPO)

Minority Equity:

Company Name	Cost Basis	Reserve	Net Asset Value	Class of Equity Interests	Number of Interests
Panthea	$1,205,920	($1,080,000)	$125,920	Series A	228,021.00

				Series B	443,979.00

Logispring	$851,281	($113,188)	$738,093	Preferred B Shares	7.50

				Common B Shares	1,500.00

(1) Shares represent amounts for all Sharemax tranches
(2) Not Applicable — Not a Minority Equity Stake

Schedule 7.12
to Credit Agreement

Existing Negative Pledge Clauses

None.

EXHIBIT C
TO AGREEMENT

[RESERVED]

EXHIBIT D-1
TO AGREEMENT

[FORM OF OPINION TO BE DELIVERED BY DEBEVOISE & PLIMPTON LLP]

1. Booz Allen Transportation is validly existing under the laws of the State of New York.

2. Booz Allen Transportation has the corporate power and authority to execute, deliver and perform its obligations under the Amendment.

3. Booz Allen Transportation has taken all necessary corporate action to authorize its execution, delivery and performance of its obligations under the Amendment.

4. The Amendment has been duly executed and delivered on behalf of Booz Allen Transportation.

5. (a) Each of the Credit Agreement and the Amendment constitutes a valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(b) Each of the Credit Agreement and the Amendment constitutes a valid and binding obligation of Holdings enforceable against Holdings in accordance with its terms.

(c) The Amendment constitutes a valid and binding obligation of BAH Borrower enforceable against BAH Borrower in accordance with its terms.

(d) The Amendment constitutes a valid and binding obligation of each Subsidiary Party enforceable against such Subsidiary Party in accordance with its terms.

6. (a) Except for (1) any consents, authorizations, approvals, notices and filings that have been obtained or made and are in full force and effect, (2) filings to perfect the security interests created by the Security Documents, (3) filings in the United States Patent and Trademark Office and the United States Copyright Office and in appropriate offices under any applicable state trademark laws, (4) mortgage filings in connection with any of the Loan Documents, (5) filings or consents required to create or perfect any Lien on Collateral constituting mobile goods covered by a certificate of title, (6) consents, notices or filings required pursuant to the Assignment of Claims Act and (7) those consents, authorizations, approvals, notices and filings that, individually or in the aggregate, if not made, obtained or done would not to our knowledge have a Material Adverse Effect, to our knowledge no consent or authorization of, approval by, notice to, or filing with, any United States federal or New York State governmental authority is required under United States federal or New York State law to be obtained or made on or prior to the date hereof by the Borrower in connection with its execution and delivery of the Amendment, or performance of its payment obligations under the Transaction Documents to which it is a party, or in connection with the validity or enforceability against it of the Transaction Documents to which it is a party.

(b) Except for (1) any consents, authorizations, approvals, notices and filings that have been obtained or made and are in full force and effect, (2) filings to perfect the security interests created by the Security Documents, (3) filings in the United States Patent and Trademark Office and the United States Copyright Office and in appropriate offices under any applicable state trademark laws, (4) mortgage filings in connection with any of the Loan Documents, (5) filings or consents required to create or perfect any Lien on Collateral constituting mobile goods covered by a certificate of title, (6) consents, notices or filings required pursuant to the Assignment of Claims Act and (7) those consents, authorizations, approvals, notices and filings that, individually or in the aggregate, if not made, obtained or done would not to our knowledge have a Material Adverse Effect, to our knowledge no consent or authorization of, approval by, notice to, or filing with, any United States federal or New York State governmental authority is required under United States federal or New York State law to be obtained or made on or prior to the date hereof by Holdings in connection with its execution and delivery of the Amendment, or performance of its payment obligations under the Transaction Documents to which it is a party, or in connection with the validity or enforceability against it of the Transaction Documents to which it is a party.

(c) Except for (1) any consents, authorizations, approvals, notices and filings that have been obtained or made and are in full force and effect, (2) filings to perfect the security interests created by the Security Documents, (3) filings in the United States Patent and Trademark Office and the United States Copyright Office and in appropriate offices under any applicable state trademark laws, (4) mortgage filings in connection with any of the Loan Documents, (5) filings or consents required to create or perfect any Lien on Collateral constituting mobile goods covered by a certificate of title, (6) consents, notices or filings required pursuant to the Assignment of Claims Act and (7) those consents, authorizations, approvals, notices and filings, individually or in the aggregate, if not made, obtained or done would not to our knowledge have a Material Adverse Effect, to our knowledge no consent or authorization of, approval by, notice to, or filing with, any United States federal or New York State governmental authority is required under United States federal or New York State law to be obtained or made on or prior to the date hereof by BAH Borrower in connection with its execution and delivery of the Amendment, or performance of its payment obligations under the Transaction Documents to which it is a party, or in connection with the validity or enforceability against it of the Amendment.

(d) Except for (1) any consents, authorizations, approvals, notices and filings that have been obtained or made and are in full force and effect, (2) filings to perfect the security interests created by the Security Documents, (3) filings in the United States Patent and Trademark Office and the United States Copyright Office and in appropriate offices under any applicable state trademark laws, (4) mortgage filings in connection with any of the Loan Documents, (5) filings or consents required to create or perfect any Lien on Collateral constituting mobile goods covered by a certificate of title, (6) consents, notices or filings required pursuant to the Assignment of Claims Act and (7) those consents, authorizations, approvals, notices and filings that, individually or in the aggregate, if not made, obtained or done would not to our knowledge have a Material Adverse Effect, to our knowledge no consent or authorization of, approval by, notice to, or filing with, any United States federal or New York State governmental authority is required under United States federal or New York State law to be obtained or made on or prior to the date hereof by any Subsidiary Party in connection with its execution and delivery of the Amendment, or performance of its payment obligations under the Transaction Documents to which it is a party, or in connection with the validity or enforceability against it of the Amendment.

7. (a) The execution and delivery by the Borrower of the Amendment, and the performance by the Borrower of its payment obligations under the Transaction Documents to which it is a party, (x) will not violate any existing United States federal or New York State law, rule or regulation known by us to be applicable to the Borrower (including without limitation Regulation U of the Board of Governors of the Federal Reserve System), except for such violations that to our knowledge would not have a Material Adverse Effect, and (y) will not result in, or require, the creation or imposition of any Lien (other than under the Loan Documents) on any of its properties or revenues by operation of any law, rule or regulation referred to in the preceding clause (x).

(b) The execution and delivery by Holdings of the Amendment, and the performance by Holdings of its payment obligations under the Transaction Documents to which it is a party, (x) will not violate any existing United States federal or New York State law, rule or regulation known by us to be applicable to Holdings, except for such violations that to our knowledge would not have a Material Adverse Effect, and (y) will not result in, or require, the creation or imposition of any Lien (other than under the Loan Documents) on any of its properties or revenues by operation of any law, rule or regulation referred to in the preceding clause (x).

(c) The execution and delivery by BAH Borrower of the Amendment, and the performance by BAH Borrower of its payment obligations under the Transaction Documents to which it is a party, (x) will not violate any existing United States federal or New York State law, rule or regulation known by us to be applicable to BAH Borrower (including without limitation Regulation U of the Board of Governors of the Federal Reserve System), except for such violations that to our knowledge would not have a Material Adverse Effect, and (y) will not result in, or require, the creation or imposition of any Lien (other than under the Loan Documents) on any of its properties or revenues by operation of any law, rule or regulation referred to in the preceding clause (x).

(d) The execution and delivery by each Subsidiary Party of the Amendment, and the performance by each Subsidiary Party of its payment obligations under the Transaction Documents to which it is a party, (x) will not violate any existing United States federal or New York State law, rule or regulation known by us to be applicable to such Subsidiary Party, except for such violations that to our knowledge would not have a Material Adverse Effect, and (y) will not result in, or require, the creation or imposition of any Lien (other than under the Loan Documents) on any of its properties or revenues by operation of any law, rule or regulation referred to in the preceding clause (x).

(e) The execution and delivery by Booz Allen Transportation of the Amendment, and the performance by Booz Allen Transportation of its payment obligations under the Transaction Documents to which it is a party, will not violate the certificate of incorporation or by-laws of Booz Allen Transportation.

8. (a) The Guarantee and Collateral Agreement is effective to create a valid security interest in favor of the Collateral Agent for the benefit of the Secured Parties, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in all of the collateral described therein that is of the type in which a security interest can be created under Article 9 of the UCC (the “Article 9 Collateral”), to the extent the UCC is applicable to the creation of such security interest.

(b) Upon the delivery of the Article 9 Collateral in which a security interest may be perfected by possession pursuant to the UCC to (and provided that the same remains in the possession of) the Collateral Agent in the State of New York, the Collateral Agent, for the benefit of the Secured Parties, has a perfected security interest in such Article 9 Collateral.

(c) Upon delivery of the Pledged Stock (in certificated form) either in bearer form or registered form (issued or endorsed in each case in the name of the Collateral Agent or in blank) to (and retention of control (within the meaning of Section 8-106 of the UCC) thereof by) the Collateral Agent in the State of New York, the Collateral Agent has a perfected security interest therein, to the extent the UCC is applicable to the perfection of such security interest.

(d) Upon the proper filing of the Financing Statement in the Filing Office, the Collateral Agent has a perfected security interest in all of the right, title and interest of Booz Allen Transportation in and to such Article 9 Collateral (excluding Fixtures as defined in the UCC), to the extent perfection may be accomplished by the filing of financing statements in the Filing Office under the UCC.

9. Neither BAH Borrower nor the Borrower is an “investment company” within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

EXHIBIT D-2
TO AGREEMENT

[FORM OF OPINION TO BE DELIVERED BY MORRIS, NICHOLS, ARSHT & TUNNELL LLP]

1. Each Delaware Corporation is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

2. Each Delaware Corporation has the requisite corporate power and authority to execute and deliver, as applicable, the Loan Documents to which it is a party and to perform its obligations thereunder.

3. The execution and delivery, as applicable, by each Delaware Corporation of the Loan Documents to which it is a party, and the performance by such Delaware Corporation of its obligations thereunder, have been duly authorized by all requisite corporate action on the part of such Delaware Corporation.

4. The execution and delivery, as applicable, by each Delaware Corporation of the Loan Documents to which it is party do not, and the performance by such Delaware Corporation of its obligations thereunder will not, (a) violate the Governing Documents of such Delaware Corporation, (b) violate any applicable law, rule or regulation of the State of Delaware or (c) result in, or require, the creation or imposition of any lien (other than under the Loan Documents) on any of its properties or revenues by operation of any law, rule or regulation referred to in the preceding clause (b).

5. No approval, consent or authorization of, filing with or notice to, any governmental authority of the State of Delaware is required in connection with the execution and delivery, as applicable, by any Delaware Corporation of the Loan Documents to which it is a party and the performance by such Delaware Corporation of its obligations thereunder.

6. Each Delaware Corporation has duly executed and delivered Amendment No. 2.

7. Solely to the extent that the Delaware UCC is applicable to the perfection of the security interest of the Collateral Agent in the Collateral owned or acquired by the Borrower (the “Borrower Collateral”), the Borrower Financing Statement (as identified and defined on Annex C hereto) having been filed in the State Office, the security interest of the Collateral Agent is perfected in the portion of the Borrower Collateral as to which a security interest can be perfected by filing a financing statement in the State of Delaware under the Delaware UCC (the “Borrower Filing Collateral”).

8. Solely to the extent that the Delaware UCC is applicable to the perfection of the security interest of the Collateral Agent in the Collateral owned or acquired by ASE (the “ASE Collateral”), the ASE Financing Statement (as identified and defined on Annex C hereto) having been filed in the State Office, the security interest of the Collateral Agent is perfected in the portion of the ASE Collateral as to which a security interest can be perfected by filing a financing statement in the State of Delaware under the Delaware UCC (the “ASE Filing Collateral”).

9. Solely to the extent that the Delaware UCC is applicable to the perfection of the security interest of the Collateral Agent in the Collateral owned or acquired by International (the “International Collateral”), the International Financing Statement (as identified and defined on Annex C hereto) having been filed in the State Office, the security interest of the Collateral Agent is perfected in the portion of the International Collateral as to which a security interest can be perfected by filing a financing statement in the State of Delaware under the Delaware UCC (the “International Filing Collateral”).

10. Solely to the extent that the Delaware UCC is applicable to the perfection of the security interest of the Collateral Agent in the Collateral owned or acquired by Holdings (the “Holdings Collateral”), the Holdings Financing Statement (as identified and defined on Annex C hereto) having been filed in the State Office, the security interest of the Collateral Agent is perfected in the portion of the Holdings Collateral as to which a security interest can be perfected by filing a financing statement in the State of Delaware under the Delaware UCC (the “Holdings Filing Collateral”).

EXHIBIT E
TO AGREEMENT

FORM OF CLOSING CERTIFICATE

February [__], 2011

Pursuant to Article 4.1.7 of the Loan Agreement, Waiver and Amendment No. 2, dated as of February [      ], 2011 (the “Amendment”; unless otherwise defined herein, terms defined in the Amendment or the Credit Agreement (as defined below) referred to therein and used herein shall have the meanings given to them in the Amendment or the Credit Agreement, as applicable), to the Credit Agreement, dated as of July 31, 2008, as amended and restated on December 11, 2009 and as further amended and restated on February [      ], 2011 (the “Credit Agreement”), among BOOZ ALLEN HAMILTON INVESTOR CORPORATION (f/k/a EXPLORER INVESTOR CORPORATION), a Delaware corporation (“Holdings”), BOOZ ALLEN HAMILTON INC. (as successor to EXPLORER MERGER SUB CORPORATION), a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE, CAYMAN ISLANDS BRANCH), as Administrative Agent, Collateral Agent, Issuing Lender and Swingline Lender MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (as successor to BANC OF AMERICA SECURITIES LLC) and CREDIT SUISSE SECURITIES (USA) LLC, as joint lead arrangers, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (as successor to BANC OF AMERICA SECURITIES LLC), CREDIT SUISSE SECURITIES (USA) LLC, BARCLAYS BANK PLC, GOLDMAN SACHS BANK USA, MORGAN STANLEY SENIOR FUNDING, INC., and SUMITOMO MITSUI BANKING CORPORATION, as joint bookrunners, BANK OF AMERICA, N.A., as Syndication Agent, and BARCLAYS BANK PLC, as documentation agent, the undersigned [TITLE] of [COMPANY] (the “Company”), hereby certifies on behalf of the Company (and not individually) as follows:

1.	No Default or Event of Default (other than the Existing Defaults (as defined in the Amendment)) exists as of the Amendment and Restatement Effective Date, both immediately before and immediately after giving effect to this Amendment and the borrowing of the BAH Tranche A Term Loans, BAH Tranche B Term Loans, and Additional Revolving Commitments.

2.	The representations and warranties (other than the representations and warranties which are not true and correct as a result of matters described in Section 2.4 of the Amendment) contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the Amendment and Restatement Effective Date, both immediately before and immediately after giving effect to the Amendment and the borrowing of the BAH Tranche A Term Loans, BAH Tranche B Term Loans and Additional Revolving Commitments, with the same effect as though such representations and warranties had been made on and as of the BAH Loan Effective Date (unless such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).

3.	Attached hereto as Exhibit A is a copy of a certificate of good standing or the equivalent from the Company’s jurisdiction of organization dated as of a recent date prior to the date hereof.

4.	Attached hereto as Exhibit B is a true and complete copy of the resolutions duly adopted by Action of the Executive Committee of the Board of Directors of the Company, and such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

5.	Attached hereto as Exhibit C is a true and complete copy of the bylaws of the Company as in effect on the date hereof.

6.	Attached hereto as Exhibit D is a true and complete copy of the Charter of the Executive Committee of the Board of Directors of the Company as in effect on the date hereof.

7.	Attached hereto as Exhibit E is a true and complete certified copy of the Certificate of Incorporation of the Company as in effect on the date hereof, and such Certificate of Incorporation has not been amended, repealed, modified or restated.

8.	The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names, and the signatures appearing opposite their respective names are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company the Amendment and each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Amendment and the Loan Documents to which it is a party:

Name and Title Signature

[NAME]
[TITLE]
[NAME]
[TITLE]
[NAME]
[TITLE]
[NAME]
[TITLE]
[NAME]
[TITLE]

Debevoise & Plimpton LLP is entitled to rely on this certificate in connection with the opinions it is delivering in connection with Section 4.1.6 of the Amendment. Morris, Nichols, Arsht & Tunnell LLP is entitled to rely on this certificate in connection with the opinions it is delivering in connection with Section 4.1.6 of the Amendment.

IN WITNESS WHEREOF, the undersigned has hereunto set its name as of the date set forth above.

Name:
Title:

I, [NAME], [TITLE] of the Company, do hereby certify that [NAME] is the duly elected and qualified [TITLE], and that his signature set forth above is his genuine signature.

Name:
Title:

Exhibit A

to Closing Certificate

[Certificate of Good Standing]

Exhibit B
to Closing Certificate

[Action of the Executive Committee of the Board of Directors]

Exhibit C
to Closing Certificate

[Bylaws]

Exhibit D
to Closing Certificate

[Charter of the Executive Committee of the Board of Directors]

Exhibit E
to Closing Certificate

[Certificate/Articles of Incorporation]